UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2005

BALLISTIC RECOVERY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-15318	41-1372079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	300 Airport Road, South St. Paul, MN	55075-3541
	(Address of principal executive offices)	(Zip Code)

(651) 457-7491
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

(a)           On March 16, 2005, the Ballistic Recovery Systems, Inc.'s board of directors declared a $.085 per share cash dividend for shareholders of record as of April 1, 2005, payable on April 15, 2005.  The Company issued a press release announcing the dividend on March 17, 2005.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

(b)           On March 30, 2005, the Company entered into a non-binding letter of intent to acquire certain assets of G. K. Fletcher, Inc., an Aviation Safety systems company based in Lake Elsinore, California doing business as Free Flight Enterprise, Inc.  The Company issued a press release announcing this event on Monday, April 4, 2005.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

Press Release dated March 17, 2005, attached hereto and incorporated herein by reference as Exhibit 99.1

Press Release dated April 4, 2005, attached hereto and incorporated herein by reference as Exhibit 99.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLISTIC RECOVERY SYSTEMS, INC.
(REGISTRANT)

Date: April 5, 2005	By:	/s/ Robert L. Nelson
	Name:	Robert L. Nelson
	Title:	Chairman

EXHIBIT INDEX

EXHIBIT

99.1	Press Release dated March 17, 2005

99.2	Press Release dated April 4, 2005